Exhibit 10.8

INTRUSION INC.

NOTICE OF GRANT OF STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Intrusion Inc. (the “Corporation”):

OPTIONEE:

GRANT NUMBER:

GRANT DATE:

EXERCISE PRICE:	$ per share

NUMBER OF OPTION SHARES:	shares

EXPIRATION DATE:

TYPE OF OPTION:	Incentive Stock Option

Non-Statutory Stock Option

VESTING SCHEDULE:

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Intrusion Inc. 2015 Stock Incentive Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as EXHIBIT A. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.

REPURCHASE RIGHTS. Optionee hereby agrees that the shares acquired upon the exercise of the Option may be subject to certain repurchase rights set forth in the Stock Option Agreement.

EMPLOYMENT AT WILL. Nothing in this Notice or in the attached Stock Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee’s Service at any time for any reason, with or without cause.

DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:___________________

INTRUSION INC.

By:
Name:
Title:

OPTIONEE

Signature:
Printed Name:
Address:

ATTACHMENTS
EXHIBIT A - STOCK OPTION AGREEMENT

EXHIBIT A

STOCK OPTION AGREEMENT